                            PRO FORMA FINANCIAL DATA

   The following unaudited pro forma financial data reflects our historical results as adjusted on a pro forma basis to give effect to Atlas Pipeline
Partners, L.P. April 2004 offering of common units, the completion of the
Spectrum acquisition and APL's July 2004 offering of common units. The unaudited pro forma balance sheet is prepared as though these transactions occurred as of
March 31, 2004. The unaudited pro forma statement of operations for the year ended September 30, 2003 is prepared as though these transactions occurred as of
October 1, 2002. The unaudited pro forma statement of operations for the six months ended March 31, 2004 is prepared as though these transactions occurred as of October 1, 2003. The acquisition and offering adjustments are described in the notes to the unaudited pro forma financial data. The unaudited pro forma financial data and accompanying notes should be read together with our
"Management's Discussion and Analysis of Financial Condition and Results of
Operations" and our and Spectrum's historical financial statements and related notes included elsewhere, or incorporated by reference, in this filing.

   We accounted for the acquisition of Spectrum in the unaudited pro forma financial statements using the purchase method in accordance with the guidance of Statement of Financial Accounting Standards No. 141, "Business Combinations."
For purposes of developing the unaudited pro forma financial information, we have allocated the purchase price to Spectrum's gas gathering and transmission facilities based on fair market value.

   The unaudited pro forma financial statements presented are for informational purposes only and are based upon available information and assumptions that we believe are reasonable under the circumstances. You should not construe the unaudited pro forma financial statements as indicative of the combined financial position or results of operations that we and Spectrum would have achieved had the transaction been consummated on the dates assumed. Moreover, they do not purport to represent our and Spectrum's combined financial position or results of operations for any future date or period.

                                                                                                                EXHIBIT 99.2

                                                       RESOURCE AMERICA, INC.
                                                 PRO FORMA BALANCE SHEET (UNAUDITED)
                                                           MARCH 31, 2004
                                                           (IN THOUSANDS)

                                   Historical                                     Pro forma
                                    Resource   Historical                        Pre-offering     Offering        Pro forma
                                     America    Spectrum     Adjustments         Consolidated    Adjustments    Consolidated
                                   ----------   --------     -----------         ------------    -----------    ------------

ASSETS
Current assets:
   Cash and cash equivalents.....   $ 27,089    $             $ (17,874) (a)(b)    $  9,215       $ 23,916  (i)   $ 33,131
   Accounts receivable and
     prepaid expenses............     32,074       9,545                             41,619                         41,619
   FIN 46 entities' and other
     assets held for sale........    108,893                                         108,893                       108,893
   Other.........................          -         672            (10) (b)            662                            662
                                    --------    --------      ---------            --------       --------        --------
     Total current assets........    168,056      10,217        (17,884)            160,389         23,916         184,305

Investments in real estate loans
   and real estate...............     69,603                                         69,603                         69,603
FIN 46 entities' assets..........     61,595                                         61,595                         61,595
Investment in RAIT Investment
   Trust.........................     13,169                                         13,169                         13,169
Property and equipment, net......    155,523      49,596         94,366  (b)        299,485                        299,485
Goodwill.........................     37,471                                         37,471                         37,471
Deferred income taxes............          -       1,645         (1,645) (b)              -                              -
Intangible assets, net...........      7,933                                          7,933                          7,933
Other assets.....................     27,808       1,613          3,152  (b)         32,573                         32,573
                                    --------    --------      ---------            --------       --------        --------
                                    $541,158    $ 63,071      $  77,989            $682,218       $ 23,916        $706,134
                                    ========    ========      =========            ========       ========        ========

LIABILITIES AND
STOCKHOLDERS' EQUITY
Current liabilities:
   Current portion of long-term
     debt........................   $ 12,202    $  4,992      $  (4,992) (b)       $ 12,202       $               $ 12,202
   Secured revolving credit
     facilities - leasing........     13,836                                         13,836                         13,836
   Accounts payable and
     accrued liabilities.........     32,159      13,186         (2,392) (b)         42,953                         42,953
   FIN 46 entities' and other
     liabilities associated with      69,375                                         69,375                         69,375
     assets held for sale........
   Liabilities associated with
     drilling contracts..........     15,465                                         15,465                         15,465
                                    --------    --------      ---------            --------       --------        --------
     Total current liabilities...    143,037      18,178         (7,384)            153,831                        153,831

Long-term debt...................     70,725      42,433         62,833  (b)        175,991        (45,266) (i)    130,725

Deferred revenue and other
   liabilities...................      3,855                                          3,855                          3,855
FIN 46 entities' liabilities.....     30,304                                         30,304                         30,304
Deferred income taxes............     14,860                                         14,860                         14,860
Minority interest in Atlas
   Pipeline Partners, L.P........     43,163                     25,000  (a)         68,163         69,182  (i)    137,345
Commitments and contingencies....          -                                              -                              -

Stockholders' equity:
   Preferred stock...............          -      13,856    (13,856) (b)                                                 -
   Common stock..................        255          27        (27) (b)                255                            255
   Additional paid-in capital....    227,413       3,149     (3,149) (b)            227,413                        227,413
   Less treasury stock, at cost..    (78,648)    (10,010)        10,010  (b)        (78,648)                       (78,648)
   Less ESOP loan receivable.....     (1,121)                                        (1,121)                        (1,121)
   Deferred compensation.........          -         (43)            43  (b)                                             -
   Accumulated other
     comprehensive income (loss).      4,594        (310)           310  (b)          4,594                          4,594
   Retained earnings (deficit)...     82,721      (4,209)         4,209  (b)         82,721                         82,721
                                    --------    --------      ---------            --------       --------        --------
     Total stockholders' equity..    235,214       2,460         (2,460)            235,214                        235,214
                                    --------    --------      ---------            --------       --------        --------
                                    $541,158    $ 63,071      $  77,989            $682,218       $ 23,916        $706,134
                                    ========    ========      =========            ========       ========        ========

                                        See notes to pro forma financial statements

                                                    RESOURCE AMERICA, INC.
                                        PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                                            FOR THE YEAR ENDED SEPTEMBER 30, 2003
                                            (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                 Historical                                    Pro forma
                                  Resource   Historical                       Pre-offering     Offering        Pro forma
                                   America    Spectrum     Adjustments        Consolidated    Adjustments    Consolidated
                                 ----------   --------     -----------        ------------    -----------    ------------
REVENUES:
  Energy.......................   $105,262    $ 97,929      $                   $203,191       $                   $ 203,191
  Real estate..................     14,335                                        14,335                              14,335
  Leasing......................      4,071                                         4,071                               4,071
  Equity in earnings of
   financial services investees      1,444                                         1,444                               1,444
  Interest, dividends, gains and
   other.......................      7,417                                         7,417                               7,417
                                  --------    --------      ---------           --------       --------            ---------
                                   132,529      97,929              -            230,458              -              230,458
COSTS AND EXPENSES:
  Energy.......................     67,215      89,411                           156,626                             156,626
  Real estate..................      5,464                                         5,464                               5,464
  Leasing......................      5,883                                         5,883                               5,883
  General and administrative...      6,925                                         6,925                               6,925
  Depreciation, depletion and
   amortization................     12,148      16,050         (7,071) (d)        21,127                              21,127
  Interest.....................     13,092       2,725          3,503  (c)(e)     19,320         (2,205)(j)(k)(l)     17,115
  Provision for possible losses      1,848                                         1,848                               1,848
  Provision for legal settlement     1,185                                         1,185                               1,185
  Minority interest in Atlas
   Pipeline Partners, L.P......      4,439                     (4,959) (f)          (520)         3,046 (m)            2,526
                                  --------    --------      ---------           --------       --------            ---------
                                   118,199     108,186         (8,527)           217,858            841              218,699
                                  --------    --------      ---------           --------       --------            ---------
Income from continuing
    operations before income
    taxes and cumulative effect
    of change in accounting
    principle..................     14,330     (10,257)         8,527             12,600           (841)              11,759
Provision for income taxes.....      4,586      (4,303)         3,749  (g)         4,032           (269)(n)            3,763
                                  --------    --------      ---------           --------       --------            ---------
Income from continuing
   operations before
   cumulative effect of change
    in accounting principle....      9,744      (5,954)         4,778              8,568           (572)               7,996

Preferred stock dividends......          -      (1,054)         1,054  (h)             -                                   -
Discontinued operations........      1,222                                         1,222                               1,222
Cumulative effect of change in
   accounting principle, net of
   income taxes................    (13,881)                                      (13,881)                            (13,881)
                                  --------    --------      ---------           --------       --------            ---------
Net income (loss)..............   $ (2,915)   $ (7,008)     $   5,832           $ (4,091)      $   (572)           $  (4,663)
                                  ========    ========      =========           ========       ========            =========

NET INCOME (LOSS) PER
COMMON SHARE - BASIC:
   From continuing operations..   $    .57                                      $    .50                           $     .47
   Preferred stock dividends...          -                                             -                                   -
   Discontinued operations.....        .07                                           .07                                 .07
   Cumulative effect of change
    in accounting principle....       (.81)                                         (.81)                               (.81)
                                  --------                                      --------                           ---------
Net loss per common
    share - basic..............   $   (.17)                                     $   (.24)                          $    (.27)
                                  ========                                      ========                           =========
Weighted average common
   shares outstanding..........     17,172                                        17,172                              17,172
                                  ========                                      ========                           =========

NET INCOME (LOSS) PER
COMMON SHARE - DILUTED:
   From continuing operations..   $    .55                                      $    .49                           $     .46
   Preferred dividends.........          -                                             -                                   -
   Discontinued operations.....        .07                                           .07                                 .07
   Cumulative effect of change
    in accounting principle....       (.79)                                         (.79)                               (.79)
                                  --------                                      --------                           ---------
Net loss per
   common share - diluted......   $   (.17)                                     $   (.23)                          $    (.26)
                                  ========                                      ========                           =========
Weighted average common
   shares......................     17,568                                        17,568                              17,568
                                  ========                                      ========                           =========

                                         See notes to pro forma financial statements

                                                    RESOURCE AMERICA, INC.
                                         PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                                           FOR THE SIX MONTHS ENDED MARCH 31, 2004
                                            (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                  Historical                                   Pro forma
                                   Resource   Historical                      Pre-offering     Offering          Pro forma
                                    America    Spectrum     Adjustments       Consolidated    Adjustments      Consolidated
                                  ----------   --------     -----------       ------------    -----------      ------------
REVENUES:
  Energy.......................    $ 77,673    $ 51,013      $                  $128,686       $                   $ 128,686
  Real estate..................       9,790                                        9,790                               9,790
  Leasing......................       3,708                                        3,708                               3,708
  Equity in earnings of
    financial services investees      2,880                                        2,880                               2,880
  Interest, dividends, gains and
   other.......................       4,878                                        4,878                               4,878
                                   --------    --------      ---------          --------       --------            ---------
                                     98,929      51,013              -           149,942                             149,942
COSTS AND EXPENSES:
  Energy.......................      52,361      46,974                           99,335                              99,335
  Real estate..................       8,034                                        8,034                               8,034
  Leasing......................       4,426                                        4,426                               4,426
  Financial services...........         413                                          413                                 413
  General and administrative...       3,566                                        3,566                               3,566
  Depreciation, depletion and
   amortization................       7,210       2,578          1,819  (d)       11,607                              11,607
  Interest.....................       3,906       1,562          1,365  (c)(e)     6,833           (718)(j)(k)(l)      6,115
  Provision for possible losses         400                                          400                                 400
  Minority interest in Atlas
   Pipeline Partners, L.P......       2,595                     (3,439) (f)         (844)         1,003 (m)              159
                                   --------    --------      ---------          --------       --------            ---------
                                     82,911      51,114           (255)          133,770            285              134,055
                                   --------    --------      ---------          --------       --------            ---------
Income from continuing
   operations before income
   taxes and cumulative effect
   of change in accounting
   principle...................      16,018        (101)           255            16,172           (285)              15,887
Provision for income taxes.....       5,446        (341)           393  (g)        5,498            (97)(n)            5,401
                                   --------    --------      ---------          --------       --------            ---------
Income from continuing
   operations before
   cumulative effect of change
   in accounting principle.....      10,572         240           (138)           10,674           (188)              10,486

Preferred stock dividends......           -        (523)           523  (h)            -                                   -
Discontinued operations........      (1,067)                                      (1,067)                             (1,067)
                                   --------    --------      ---------          --------       --------            ---------
Net income (loss)..............    $  9,505    $   (283)     $     385          $  9,607       $   (188)           $   9,419
                                   ========    ========      =========          ========       ========            =========

NET  INCOME  (LOSS)  PER COMMON
SHARE - BASIC:
   From continuing operations..    $    .61                                     $    .61                           $     .60
   Preferred stock dividends...           -                                            -                                   -
   Discontinued operations.....        (.06)                                        (.06)                               (.06)
                                   --------                                     --------                           ---------
Net income per                     $    .55                                     $    .55                           $     .54
                                   ========                                     ========                           =========
   common share - basic........
Weighted average common              17,364                                       17,364                              17,364
                                   ========                                     ========                           =========
   shares outstanding..........

NET  INCOME  (LOSS)  PER COMMON
SHARE - DILUTED:
   From continuing operations..    $    .59                                     $    .59                           $     .58
   Preferred dividends.........           -                                            -                                   -
   Discontinued operations.....        (.06)                                        (.06)                               (.06)
                                   --------                                     --------                           ---------
Net income per common              $    .53                                     $    .53                           $     .52
                                   ========                                     ========                           =========
   share - diluted.............
Weighted average common
   shares......................      18,052                                       18,052                              18,052
                                   ========                                     ========                           =========

                                         See notes to pro forma financial statements

                             RESOURCE AMERICA, INC.
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

a.    Reflects the net proceeds from the sale of 750,000 common units by APL in April 2004.

b.    Reflects the purchase of 100% of the common stock of Spectrum for $148.1 million, including estimated transaction costs. The acquisition was financed by the $25 million of net proceeds from APL's April
      2004 common unit offering, a $100 million term loan and $5.3 million revolving loan under APL's new credit facility and $17.9 million of cash from us and Atlas America, Inc., our 80% owned subsidiary.
      Adjustments include the payment of $3.3 million of estimated financing costs which appear in the pro forma balance sheet as other assets.

c.    Reflects the adjustment to interest expense resulting from $105.3 million of borrowing under APL's new credit facility bearing interest at the London Interbank Offered Rate, or LIBOR, plus 375 basis points, assumed to be 5.51% for the six months ended March 31, 2003, 5.00% for the six months ended September
      30, 2003, and 4.90% for the six months ended March 31, 2004.

d.    Reflects the adjustment to depreciation expense based upon the cost of the acquired gas gathering and transmission facilities using depreciable lives ranging from 3 to 26.5 years and using the straight-line method.

e.    Reflects the amortization of deferred financing costs related to APL's new credit facility to finance the acquisition.

f.    Reflects the adjustment to minority interest to eliminate income attributed to the public unitholders of APL.

g.    Reflects the elimination of federal and state income taxes following the conversion of Spectrum, formerly a C-corporation, to a limited liability company concurrent with its acquisition by APL and the adjustment to our taxes.

h.    Reflects the elimination of preferred stock dividends by Spectrum paid prior to APL's acquisition.

i.    Reflects net proceeds of $69.2 million after offering costs of $3.8 million from APL's July 2004 common unit offering, used to repay $45.3 million of borrowings under APL's credit facility.

j.    Reflects the adjustment to interest expense resulting from the issuance of common units and the repayment of debt incurred to finance the Spectrum acquisition.

k.    Reflects a write-off of deferred financing costs in connection with a permanent $40 million repayment of the $100 million term loan.

l.    Reflects the adjustment to amortization as a result of the write-off of deferred financing costs due to the partial repayment of the $100 million term loan.

m.    Reflects the adjustment to minority interest as a result of the offering of common units of APL.

n.    Reflects the adjustment to our taxes.